UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2009

ASPIRE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27773	91-1869317
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 Crown Steel Drive, Unit #18, Markham, Ontario L3R 9X8
(Address of principal executive offices)

(905) 943-9996
(Registrants’ telephone number, including area code)

Perfisans Holdings, Inc.
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

The Company is filing its Unaudited Consolidated Financial Statements for the years ended December 31, 2009 and 2008.

(d) EXHIBITS.

Exhibit
Number	Description

99.1	Unaudited Consolidated Financial Statements

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ASPIRE INTERNATIONAL, INC.

By: /s/ Bok Wong
Bok Wong, Chief Executive Officer

June 2, 2010